FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2015

UNITED STATES CELLULAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-9712	62-1147325
(State or other jurisdiction of	(Commission	(I.R.S. Employer Identification No.)
incorporation or organization)	File Number)

	9410 West Bryn Mawr, Chicago, Illinois	60631
	(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (773) 399-8900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

□		Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□		Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□		Pre-commencement communications pursuant to Rule 14d-2(b) under the Echange Act (17 CFR 240.14d-2(b))

□		Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On July 31, 2015, United States Cellular Corporation (“U.S. Cellular”) issued a news release announcing its results of operations for the period ended June 30, 2015.  A copy of the news release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 2.02 of Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01.  Financial Statements and Exhibits

  Exhibits:

In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed or furnished herewith are set forth on the Exhibit Index attached hereto.

Attached as Exhibit 99.2 is a safe harbor cautionary statement under the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

United States Cellular Corporation

(Registrant)

Date:     July 31, 2015

By:	/s/ Steven T. Campbell
Steven T. Campbell
Executive Vice President – Finance,
Chief Financial Officer and Treasurer
(principal financial officer)

EXHIBIT INDEX

The following exhibits are filed or furnished herewith as noted below.

Exhibit
No.	Description
99.1	Earnings Press Release dated July 31, 2015

99.2	Private Securities Litigation Reform Act of 1995 Safe Harbor Cautionary Statement